EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet



                                     CWALT05-30CBBC5 -- A1

CREDIT SUISSE FIRST BOSTON
Balance      $266,883,200.00      Delay           24               WAC    6.10000       WAM     359
Coupon       5.00000              Dated           06/01/2005       NET    5.50000       WALA    1
Settle       06/30/2005           First Payment   07/25/2005


----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
        Price                 1               2               3               4              5              6              7
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
                                Yield            Yield           Yield          Yield          Yield          Yield          Yield
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
             99-10.00           5.130            5.162           5.196          5.229          5.260          5.291          5.323
             99-12.00           5.117            5.142           5.171          5.198          5.223          5.249          5.275
             99-14.00           5.103            5.123           5.145          5.166          5.187          5.207          5.227
             99-16.00           5.089            5.104           5.120          5.135          5.150          5.165          5.180
             99-18.00           5.075            5.084           5.095          5.104          5.113          5.122          5.132
             99-20.00           5.061            5.065           5.069          5.073          5.077          5.080          5.084
             99-22.00           5.048            5.046           5.044          5.042          5.040          5.038          5.036
             99-24.00           5.034            5.027           5.019          5.011          5.004          4.996          4.989
             99-26.00           5.020            5.008           4.993          4.980          4.967          4.954          4.941
             99-28.00           5.007            4.988           4.968          4.949          4.931          4.912          4.894
             99-30.00           4.993            4.969           4.943          4.918          4.894          4.870          4.846
            100-00.00           4.979            4.950           4.918          4.887          4.858          4.829          4.799
            100-02.00           4.966            4.931           4.892          4.856          4.822          4.787          4.751
            100-04.00           4.952            4.912           4.867          4.826          4.785          4.745          4.704
            100-06.00           4.939            4.893           4.842          4.795          4.749          4.703          4.657
            100-08.00           4.925            4.874           4.817          4.764          4.713          4.662          4.610
            100-10.00           4.911            4.855           4.792          4.733          4.677          4.620          4.562

Spread @ Center Price             115              124             129            132            135            142            148
                  WAL            5.82             3.84            2.78           2.22           1.86           1.60           1.41
             Mod Durn            4.56             3.25            2.47           2.01           1.71           1.49           1.31
     Principal Window   Jul05 - Nov24    Jul05 - Mar19   Jul05 - Apr13  Jul05 - Feb11  Jul05 - Dec09  Jul05 - Apr09  Jul05 - Oct08

----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
            LIBOR_1MO            3.09             3.09            3.09           3.09           3.09           3.09           3.09
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
               Prepay          50 PPC           75 PPC         100 PPC        125 PPC        150 PPC        175 PPC        200 PPC
----------------------------------------------------------------------------------------------------------------------------------
            Treasury  Mat     6MO    2YR    3YR    5YR    10YR    30YR
                      Yld   3.141  3.643  3.716  3.826   4.082   4.428
----------------------------------------------------------------------------------------------------------------------------------

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                      CWALT05-30CBBC5 -- A1

CREDIT SUISSE FIRST BOSTON
Balance      $266,883,200.00      Delay           24               WAC    6.10000       WAM     359
Coupon       5.00000              Dated           06/01/2005       NET    5.50000       WALA    1
Settle       06/30/2005           First Payment   07/25/2005

------------------ --------------- --------------- ---------------- ------------------ --------------- ------------ --------------
      Price              1               2                3                 4                5              6             7
------------------ --------------- --------------- ---------------- ------------------ --------------- ------------ --------------

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                         CWALT05-30CBBC5 -- A1

CREDIT SUISSE FIRST BOSTON
Balance      $266,883,200.00      Delay           24               WAC    6.10000       WAM     359
Coupon       5.00000              Dated           06/01/2005       NET    5.50000       WALA    1
Settle       06/30/2005           First Payment   07/25/2005


----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
        Price                 1               2               3               4              5              6              7
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
                                Yield            Yield           Yield          Yield          Yield          Yield          Yield
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
             99-10.00           5.111            5.134           5.169          5.210          5.250          5.291          5.335
             99-12.00           5.100            5.119           5.149          5.182          5.215          5.249          5.285
             99-14.00           5.090            5.105           5.128          5.154          5.180          5.207          5.235
             99-16.00           5.080            5.090           5.107          5.126          5.145          5.164          5.185
             99-18.00           5.069            5.076           5.087          5.099          5.110          5.122          5.135
             99-20.00           5.059            5.062           5.066          5.071          5.075          5.080          5.085
             99-22.00           5.049            5.048           5.045          5.043          5.041          5.038          5.036
             99-24.00           5.039            5.033           5.025          5.015          5.006          4.996          4.986
             99-26.00           5.028            5.019           5.004          4.988          4.971          4.954          4.936
             99-28.00           5.018            5.005           4.984          4.960          4.937          4.913          4.887
             99-30.00           5.008            4.991           4.963          4.932          4.902          4.871          4.837
            100-00.00           4.998            4.976           4.943          4.905          4.867          4.829          4.788
            100-02.00           4.988            4.962           4.923          4.877          4.833          4.787          4.739
            100-04.00           4.978            4.948           4.902          4.850          4.798          4.746          4.689
            100-06.00           4.967            4.934           4.882          4.822          4.764          4.704          4.640
            100-08.00           4.957            4.920           4.861          4.795          4.730          4.662          4.591
            100-10.00           4.947            4.906           4.841          4.767          4.695          4.621          4.542

Spread @ Center Price             102              116             125            130            132            142            150
                  WAL            8.48             5.57            3.57           2.53           1.98           1.62           1.35
             Mod Durn            6.11             4.38            3.04           2.26           1.80           1.49           1.26
     Principal Window   Jul05 - Jun29    Jul05 - Aug24   Jul05 - Oct18  Jul05 - Oct12  Jul05 - Sep10  Jul05 - Sep09  Jul05 - Jan09

----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
            LIBOR_1MO            3.09             3.09            3.09           3.09           3.09           3.09          3.09
----------------------  ------------- ---------------- --------------- -------------- -------------- -------------- --------------
               Prepay           6 CPR           10 CPR          15 CPR         20 CPR         25 CPR         30 CPR        35 CPR
----------------------------------------------------------------------------------------------------------------------------------
            Treasury  Mat     6MO    2YR    3YR    5YR    10YR    30YR
                      Yld   3.141  3.643  3.716  3.826   4.082   4.428
----------------------------------------------------------------------------------------------------------------------------------

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                               CWALT05-30CBBC5 -- A1

CREDIT SUISSE FIRST BOSTON
Balance      $266,883,200.00      Delay           24               WAC    6.10000       WAM     359
Coupon       5.00000              Dated           06/01/2005       NET    5.50000       WALA    1
Settle       06/30/2005           First Payment   07/25/2005

------------------ --------------- --------------- ---------------- ------------------ --------------- ------------ --------------
      Price              1               2                3                 4                5              6             7
------------------ --------------- --------------- ---------------- ------------------ --------------- ------------ --------------


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                                                                Deal Summary Report

------------------------------------------------------------------------------------------------------------------
                                                                  Assumptions
------------------------------------------------------------------------------------------------------------------
Settlement                  30-Jun-05 Prepay                        100 PPC
1st Pay Date                25-Jul-05 Default                         0 CDR
                                      Recovery                  0    months
                                      Severity                           0%
------------------------------------------------------------------------------------------------------------------

      Tranche            Balance        Coupon       Principal       Avg      Dur    Yield     Spread     Bench
       Name                                           Window        Life                         bp
------------------------------------------------------------------------------------------------------------------
4N1                     60,000,000.00         5.5   07/10 - 05/35     10.64    7.68    5.382        130  Nearest
A1                     266,883,200.00           5   07/05 - 04/13      2.78    2.47        5        130  Interp
FLT                     66,720,800.00        3.39   07/05 - 04/13      2.78    2.56    3.414        -29  Interp
INV                     66,720,800.00        4.11   07/05 - 04/13      2.78    1.08   43.995       4029  Interp
4L1                      6,396,000.00         5.5   04/13 - 05/35     10.27    9.57    5.989        190  Interp
4B1                     21,052,631.60         5.5   07/05 - 05/35      9.95    7.23    5.397        132  Interp


------------------------------------------------------------------------------------------------------------------

Treasury                                        Swaps
Mat    6MO    2YR    3YR    5YR   10YR   30YR     1YR    2YR    3YR    5YR   10YR   30YR
Yld  3.141  3.639  3.713  3.826  4.082  4.424   3.760  3.997  4.084  4.223  4.501  4.850
------------------------------------------------------------------------------------------------------------------


                                                    CWALT05-30CBBC5

----------------------------------------------------------------------------------------------------
                                                       Collateral
----------------------------------------------------------------------------------------------------
Settlement                        Balance     WAC         WAM        Age         WAL        Dur
1st Pay Date           $421,052,631.60             6.1        359          1        4.43       3.58


----------------------------------------------------------------------------------------------------

      Tranche                Price           $@1bp      Accrued     NetNet      Dated      Notes
       Name                    %                         Int(M)      (MM)       Date
----------------------------------------------------------------------------------------------------
4N1                             101-01.05     46738.99     265.83     60.886  1-Jun-05     FIX
A1                               99-25.50     65984.65    1074.95    267.416  1-Jun-05     FIX
FLT                             100-00.00     17102.48      31.41     66.752  25-Jun-05    FLT
INV                               5-29.27       428.61      38.09      3.984  25-Jun-05    INV_IO
4L1                              95-20.29      5879.66      28.34      6.145  1-Jun-05     FIX
4B1                             100-27.00     15420.57      93.27     21.324  1-Jun-05     FIX


----------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]
CREDIT    FIRST
SUISSE    BOSTON


                                 CWALT 05-30CB
COMPS


Pay rules

   1. Pay the NAS Priority Amount to the 4N1
        a. Pay pro-rata to A1 and FLT until retired
        b. Pay the 4L1 until retired
   2. Pay the 4N1 until retired


Notes


NAS bonds = 4N1 standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total 4N1 Balance/Total Non-PO Balance

Floater Bonds:
FLT- 0 day delay, 1ML + 0.30%, 7.50% Cap, .30% Floor, Initial Libor - 3.09%

Inverse IO Bonds:
INV - 0 day delay, 7.20% - 1ML, 7.20% Cap, 0% Floor, Initial Libor - 3.09%

Accretion Rules:
Pay the 4L1 pro-rata to the A1 and FLT and then to the 4L1 until retired

Settlement = 6/30/05